UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

Particle Drilling Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30819	20-1563395
(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

5611 Baird Court
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

In connection with the previously announced offering by Particle Drilling Technologies, Inc. (the “Company”) of subscription rights to its shareholders to purchase up to approximately 3,500,000 shares of its common stock, par value $0.001 per share, the Company is filing the items included as exhibits to this current report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-149091).

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated March 7, 2008 by and among Particle Drilling Technologies, Inc., Computershare, Inc. and Computershare Trust Company, N.A.

5.1	Opinion of Woodburn and Wedge regarding the validity of the securities being registered.

10.1

Standby Purchase Agreement dated March 7, 2008 by and among Particle Drilling Technologies, Inc., LC Capital Master Fund, Ltd. and Millennium Partners, L.P. (incorporated herein by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on March 13, 2008).

23.1	Consent of UHY LLP

23.2	Consent of Woodburn and Wedge (included in Exhibit 5.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders.

99.4	Form of Letter to Dealers, Banks and Other Nominees.

99.5	Form of Letter to Clients.

99.6	Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Dated:	March 18, 2008	By:	/s/ J. Chris Boswell
J. Chris Boswell
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Rights Certificate.

4.2	Subscription Agent Agreement, dated March 7, 2008 by and among Particle Drilling Technologies, Inc., Computershare, Inc. and Computershare Trust Company, N.A.

5.1	Opinion of Woodburn and Wedge regarding the validity of the securities being registered.

10.1

Standby Purchase Agreement dated March 7, 2008 by and among Particle Drilling Technologies, Inc., LC Capital Master Fund, Ltd. and Millennium Partners, L.P. (incorporated herein by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on March 13, 2008).

23.1	Consent of UHY LLP

23.2	Consent of Woodburn and Wedge (included in Exhibit 5.1 hereto).

99.1	Form of Instructions as to Use of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Shareholders.

99.4	Form of Letter to Dealers, Banks and Other Nominees.

99.5	Form of Letter to Clients.

99.6	Nominee Holder Certification.

99.7	Beneficial Owner Election Form.